UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2022

LHC GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33989	71-0918189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 Hugh Wallis Road South, Lafayette, LA 70508

(Address of Principal Executive Offices) (Zip Code)

(337) 233-1307

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LHCG	NASDAQ Global Select Market

Item 8.01. Other Events.

On March 29, 2022, LHC Group, Inc., a Delaware corporation (“LHC” or the “Company”), and UnitedHealth Group Incorporated, a Delaware corporation (“UnitedHealth Group”), announced that they have entered into a definitive agreement and plan of merger under which UnitedHealth Group will acquire all outstanding shares of the Company. A copy of the Company’s and UnitedHealth Group’s joint press release is being filed as Exhibit 99.1 to this Form 8-K.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the proposed acquisition of the Company by UnitedHealth Group and financial condition, results of operations and businesses of LHC. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. LHC cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the proposed acquisition, the satisfaction of the closing conditions to the proposed acquisition, including required regulatory and stockholder approvals, and LHC’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to LHC, are necessarily estimates reflecting the judgment of LHC’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed acquisition due to the failure to obtain stockholder approval for the proposed acquisition or the failure to satisfy other conditions to completion of the proposed acquisition, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed acquisition; risks related to disruption of management’s attention from LHC’s ongoing business operations due to the proposed acquisition and the significant costs that LHC will and has incurred in connection with the proposed acquisition; the effect of the announcement of the proposed acquisition on LHC’s relationships with its customers, payors and joint venture partners, and on its operating results and business generally; the risk that the proposed acquisition will not be consummated in a timely manner; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; natural disasters and adverse weather, acts of terrorism, an outbreak of hostilities or other international or domestic calamities, including the recent war in Ukraine and any escalation thereof, cyber terrorism or cyber attacks, epidemics and pandemics, and other matters beyond LHC’s control; LHC’s ability to retain or renew existing customers and attract new customers; LHC’s business strategies and its ability to grow its business; LHC’s participation in the Medicare and Medicaid programs; the reimbursement levels of Medicare and other third-party payors, including changes in reimbursement resulting from regulatory changes; the prompt receipt of payments from Medicare and other third-party payors; LHC’s future sources of and needs for liquidity and capital resources; the effect of any regulatory changes or anticipated regulatory changes; the effect of any changes in market rates on LHC’s operations and cash flows; LHC’s ability to obtain financing; LHC’s ability to make payments as they become due; the outcomes of various routine and non-routine governmental reviews, audits, and investigations; LHC’s expansion strategy, the successful integration of recent acquisitions and, if necessary, the ability to relocate or restructure its current facilities; the value of our proprietary technology; the impact of legal proceedings; LHC’s insurance coverage; LHC’s competitors and its competitive advantages; LHC’s ability to attract and retain valuable employees; the price of LHC’s common stock; LHC’s compliance with environmental, health and safety laws and regulations; LHC’s compliance with health care laws and regulations; the impact of federal and state government regulation on LHC’s business; and the impact of changes in or future interpretations of fraud, anti-kickback or other laws. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in LHC’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2022.

LHC’s forward-looking statements speak only as of the date of this communication or as of the date they are made. LHC disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of LHC by UnitedHealth Group. In connection with the proposed acquisition, LHC will file with the SEC and furnish to LHC’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed acquisition or incorporated by reference in the proxy statement because they will contain important information about the proposed acquisition.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and LHC’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through LHC’s website at http://investor.lhcgroup.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of LHC may be deemed “participants” in the solicitation of proxies from stockholders of LHC in favor of the proposed acquisition. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of LHC in connection with the proposed acquisition will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 27, 2021.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Joint Press Released dated March 29, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.

Date: March 29, 2022	By:	/s/ Joshua L. Proffitt
		Name:	Joshua L. Proffitt
		Title:	President